UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Lipella Pharmaceuticals Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

Lipella Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	005-93847	20-2388040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Susquehanna St., Suite 505 Pittsburgh, PA	15208
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (412) 894-1853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 20, 2024, Lipella Pharmaceuticals Inc. (the “Company”) convened a special meeting of stockholders (the “Special Meeting”). After counting the number of shares present in person and by proxy at the Special Meeting, the chairman of the Special Meeting determined that a quorum for the transaction of business was not present and adjourned the virtual Special Meeting to reconvene on December 27, 2024, at 2:00 p.m. Eastern Time (the “Reconvened Special Meeting”).

At the Reconvened Special Meeting, stockholders will be deemed to be present in person and vote at such adjourned meeting in the same manner as disclosed in the Definitive Proxy Statement on Schedule 14A for the Special Meeting, filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on November 12, 2024. Valid proxies submitted prior to the Special Meeting will continue to be valid for the Reconvened Special Meeting, unless properly changed or revoked prior to votes being taken at the Reconvened Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2024	Lipella Pharmaceuticals Inc.

	By:	/s/ Jonathan Kaufman
Name: Jonathan Kaufman Title: Chief Executive Officer